EXHIBIT INDEX


Exhibit  Description                                Location
  No.

4.1      Dime Financial Corporation Non-Qualified   Filed Herewith
         Stock Option Agreement for Mr. Ralph D.
         Lukens.

4.2      The Dime Savings Bank of Wallingford       Filed Herewith
         Non-Qualified Stock Option Agreement,
         as amended, for Mr. M. Joseph Canavan.

4.3      The Dime Savings Bank of Wallingford       Filed Herewith
         Non-Qualified Stock Option Agreement,
         as amended, for Mr. William J. Farrell.

4.4      Dime Financial Corporation 1986 Stock      Incorporated by
         Option Plan for Outside Directors.         reference to Exhibit 10.2
	                                            to the Company's
						    Registration Statement on
						    Form S-4 (No. 33-23054)
                                                    filed on July 8, 1988

4.5      Certificate of Incorporation.              Incorporated by
                                                    reference to Exhibit 3.1
						    to the Company's
						    Registration Statement on
						    Form S-4 (No. 33-230504)
						    filed on July 9, 1988

         Amendment to Certificate of Incorporation. Incorporated by
                                                    reference to Exhibit 3.1
						    of the Company's Annual
						    Report on Form 10-K for
						    the year ended
						    December 31, 1990

4.6      By-Laws of the Company.                    Incorporated by reference
                                                    to Exhibit 3.2 to the
						    Company's Registration
						    Statement on Form S-4
						    (No. 33-230504) filed
						    on July 9, 1988


5        Opinion of Counsel as to the legality      Filed Herewith
         of the securities being registered.

23.1     Consent of Independent Auditors.           Filed Herewith

23.2     Consent of Counsel.                        See Exhibit 5

24       Power of Attorney.                         Included as part of
                                                    signature page